SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   January 6, 2004




                            ELIZABETH ARDEN, INC.
          (Exact name of registrant as specified in its charter)




              Florida                  1-6370               59-0914138
   (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)         File Number)        Identification No.)


   14100 N.W. 60th Avenue, Miami Lakes, Florida             33014
     (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code:   (305) 818-8000





       _______________________________________________________________
        (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99.1    Press Release dated January 6, 2004.


Item 9.  Regulation FD Disclosure.

     On January 6, 2004, Elizabeth Arden, Inc. (the "Company") issued a press release to announce that, subject to market and other conditions, it plans to offer $150,000,000 of Senior Subordinated Notes due 2014. The Company intends to use the net proceeds to (i) repurchase $104,000,000 aggregate principal amount of its 11 3/4% Senior Secured Notes due 2011 pursuant to a cash tender offer and consent solicitation launched on December 24, 2003 and (ii) redeem $20,000,000 aggregate principal amount of its 10 3/8% Senior Notes due 2007. The debt offering is conditioned on the success of the tender offer.

     A copy of the entire press release is attached to this Form 8-K as
Exhibit 99.1.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELIZABETH ARDEN, INC.


Date:  January 6, 2004                /s/ Stephen J. Smith
       ---------------                --------------------
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer


                                EXHIBIT INDEX


Exhibit Number                           Description
--------------      -------------------------------------------------------
     99.1           Press Release dated January 6, 2004.